Parker Hannifin Corporation

Quarterly Earnings Release

1st Quarter FY 2004

Exhibit 99.2

October 15, 2003

Forward Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment projections. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing;
increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions
such as interest rates.   The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Today’s Agenda

EPS

Acquisition/Divestiture Update

Financial Results

Fiscal Year 2004 Outlook

Questions & Answers

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in
accordance with U.S. GAAP to sales amounts adjusted
to remove the effects of acquisitions and divestitures
made within the prior four quarters as well as the
effects of currency exchange rates on sales.  The
effects of acquisitions and divestitures and currency
exchange rates are removed to allow investors and the
company to meaningfully evaluate changes in sales on
a comparable basis from period to period.

$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.48
$0.52
1Q FY04
1Q FY03

anything Parker Possible.

EPS - 1st Quarter

Acquisitions/Divestitures

Name

Date

Sales

Description

N/A this period

Sales – 1st Quarter

FY 2004

FY 2003

Sales

$1,586.9

$1,585.9

% change

0.1%

Sales from acquisitions & divestitures

$5.1

$4.6

Sales without acquisitions & divestitures

$1,581.8

$1,581.3

% change

0.0%

Currency effects

$57.6

Sales without acquisitions, divestitures & currency

$1,524.2

$1,581.3

% change

-3.6%

Income Statement – 1st Quarter

% of Sales

% of Sales

Net sales

$1,586.9

100.0%

$1,585.9

100.0%

Cost of sales

1,298.8

81.8%

1,299.9

82.0%

Gross profit

288.1

18.2%

286.0

18.0%

S, G & A

180.2

11.4%

176.2

11.1%

Goodwill impairment loss

0.0

0.0%

0.0

0.0%

Other income (deductions)

Interest expense

(21.8)

-1.4%

(19.7)

-1.2%

Interest & other income

(1.5)

-0.1%

1.6

0.1%

(23.3)

-1.5%

(18.1)

-1.1%

Income before taxes

84.6

5.3%

91.7

5.8%

Income taxes

27.9

1.8%

30.7

1.9%

Net income

$56.7

3.6%

$61.0

3.8%

FY 2004

FY 2003

Industrial North America

1st Qtr

YTD

1st Qtr

YTD

Sales

As reported

$685.3

$685.3

$727.6

$727.6

% change

-5.8%

-5.8%

Acquisitions

$4.6

$4.6

$0.0

$0.0

without Acquisitions

$680.7

$680.7

$727.6

$727.6

% change

-6.4%

-6.4%

Currency effects

$3.1

$3.1

$0.0

$0.0

without Acquisitions & Currency

$677.6

$677.6

$727.6

$727.6

% change

-6.9%

-6.9%

Operating Margin

$46.6

$46.6

$51.0

$51.0

% of sales

6.8%

6.8%

7.0%

7.0%

FY 2004

FY 2003

Industrial Rest of World

1st Qtr

YTD

1st Qtr

YTD

Sales

As reported

$422.0

$422.0

$365.7

$365.7

% change

15.4%

15.4%

Acquisitions

$0.5

$0.5

$0.0

$0.0

without Acquisitions

$421.5

$421.5

$365.7

$365.7

% change

15.3%

15.3%

Currency effects

$44.5

$44.5

$0.0

$0.0

without Acquisitions & Currency

$377.0

$377.0

$365.7

$365.7

% change

3.1%

3.1%

Operating Margin

$31.3

$31.3

$26.6

$26.6

% of sales

7.4%

7.4%

7.3%

7.3%

FY 2004

FY 2003

Aerospace

1st Qtr

YTD

1st Qtr

YTD

Sales

As reported

$266.8

$266.8

$277.3

$277.3

% change

-3.8%

-3.8%

Acquisitions

$0.0

$0.0

$4.6

$4.6

without Acquisitions

$266.8

$266.8

$272.7

$272.7

% change

-2.2%

-2.2%

Currency effects

$1.4

$1.4

$0.0

$0.0

without Acquisitions & Currency

$265.4

$265.4

$272.7

$272.7

% change

-2.7%

-2.7%

Operating Margin

$33.9

$33.9

$42.5

$42.5

% of sales

12.7%

12.7%

15.3%

15.3%

FY 2004

FY 2003

Climate & Industrial Controls

1st Qtr

YTD

1st Qtr

YTD

Sales

As reported

$156.0

$156.0

$164.7

$164.7

% change

-5.3%

-5.3%

Acquisitions

$0.0

$0.0

$0.0

$0.0

without Acquisitions

$156.0

$156.0

$164.7

$164.7

% change

-5.3%

-5.3%

Currency effects

$2.7

$2.7

$0.0

$0.0

without Acquisitions & Currency

$153.3

$153.3

$164.7

$164.7

% change

-6.9%

-6.9%

Operating Margin

$17.5

$17.5

$15.0

$15.0

% of sales

11.2%

11.2%

9.1%

9.1%

FY 2004

FY 2003

Other

1st Qtr

YTD

1st Qtr

YTD

Sales

As reported

$56.7

$56.7

$50.6

$50.6

% change

12.1%

12.1%

Acquisitions

$0.0

$0.0

$0.0

$0.0

without Acquisitions

$56.7

$56.7

$50.6

$50.6

% change

12.1%

12.1%

Currency effects

$5.9

$5.9

$0.0

$0.0

without Acquisitions & Currency

$50.8

$50.8

$50.6

$50.6

% change

0.4%

0.4%

Operating Margin

$5.7

$5.7

$3.8

$3.8

% of sales

10.1%

10.1%

7.5%

7.5%

FY 2004

FY 2003

Balance Sheet
Assets

as of September 30

2003

2002

Change

Assets

Current Assets:

Cash and cash equivalents

205.4

45.7

159.7

Accounts receivable, net

967.9

945.9

22.0

Inventories

991.3

1,046.3

(55.0)

Prepaid exepenses

38.9

45.0

(6.1)

Deferred income taxes

102.5

80.4

22.1

Total current assets

2,306.0

2,163.3

142.7

Plant & equipment, net

1,632.5

1,682.0

(49.5)

Goodwill

1,113.6

1,063.9

49.7

Intangible assets, net

57.8

58.5

(0.7)

Other assets

772.7

658.7

114.0

Total assets

5,882.6

5,626.4

256.2

$

$

$

$

$

$

$

$

$

Balance Sheet
Liabilities & Shareholders’ Equity

as of September 30

2003

2002

Change

Liabilities and shareholders' equity

Current liabilities:

Notes payable

289.0

453.1

(164.1)

Accounts payable

415.4

413.9

1.5

Accrued liabilities

466.5

418.7

47.8

Accrued domestic and foreign taxes

85.5

51.4

34.1

Total current liabilities

1,256.4

1,337.1

(80.7)

Long-term debt

956.4

955.3

1.1

Pension and other postretirement benefits

922.7

502.3

420.4

Deferred income taxes

16.9

89.6

(72.7)

Other liabilities

142.3

128.9

13.4

Shareholders' equity

2,587.9

2,613.2

(25.3)

Total liabilities and shareholders' equity

$5,882.6

$5,626.4

$   256.2

$

$

$

$

$

$

Statement of Cash Flows

for the quarters ended September 30

2003

2002

Net income

56.7

61.0

Depreciation & amortization

63.4

64.1

Net change in receivables, inventory & payables

26.5

26.8

Net change in other assets & liabilities

3.0

(22.3)

Other, net

(5.6)

15.6

Net cash provided by operating activities

144.0

145.2

Acquisitions

-

(2.0)

Capital expenditures

(36.8)

(38.6)

Other

5.2

4.9

Net cash used in investing activities

(31.6)

(35.7)

Common share activity

13.7

0.8

(Payments of) proceeds from debt, net

(145.6)

(90.2)

Dividends

(22.1)

(20.8)

Net cash (used in) provided by financing activities

(154.0)

(110.2)

Effect of exchange rate changes on cash

1.2

0.1

Net increase in cash and cash equivalents

$  (40.4)

$    (0.6)

$

$

$

$

$

$

$

$

$

$

$

$

Debt to Debt Equity

38.0%
36.0%
34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
FY99
FY00
FY01
FY02
FY03
FY04 1Q

anything Parker Possible.

Financial Leverage

Target

30
20
10
0
-10
-20
-30
-40
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J
96
97
98
99
00
01
02
03

anything Parker Possible.

Industrial North America

Current month vs. prior year

+1

Parker New Order Rates

30
25
20
15
10
5
0
-5
-10
-15
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J
96
97
98
99
00
01
02
03

anything Possible. Parker

Industrial R.O.W.

Current month vs. prior year

+4

Parker New Order Rates

30
20
10
0
-10
-20
-30
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J
96
97
98
99
00
01
02
03

anything Parker Possible.

Aerospace

Average last 12 months orders to previous 12 months orders

+11

Parker New Order Rates

30
25
20
15
10
5
0
-5
-10
-15
-20
J
O
J 0 2
A
J
O
J 0 3
A
J

anything Parker Possible.

Climate & Industrial Control

Current month vs. prior year

-2

Parker New Order Rates

FY 2004 Outlook
Business Segment

Sales Growth versus FY 2003

Industrial North America

2.0%

to

5.0%

Industrial ROW

5.0%

to

8.0%

Aerospace

-8.0%

to

-5.0%

Climate & Industrial Controls

-3.0%

to

0.0%

Other

2.0%

to

5.0%

FY 2004 Outlook
Business Segment

Operating Income change versus FY 2003

Industrial North America

20.0%

to

30.0%

Industrial ROW

20.0%

to

30.0%

Aerospace

-30.0%

to

-15.0%

Climate & Industrial Controls

0.0%

to

10.0%

Other

10.0%

to

20.0%

FY 2004 Outlook
Business Segment

Corporate Admin.

+ 5% to 10%

vs. FY 2003

Interest Expense

+ or -

5%

vs. FY 2003

Other Expense (Income)

same as FY 2003

Tax Rate

33.0%

anything Parker
Possible.™

anything Parker
Possible.

Questions & Answers...